Exhibit 99.1

2011 Annual Meeting of Shareholders Connected to the Past, Committed to the Future May 17, 2011

The presentation may contain "forward looking" information as defined by the Private Securities Litigation Reform Act of 1995. When words such as "believes", "expects", "anticipates" or similar expressions are used in this release, Juniata Valley is making forward-looking statements. Such information is based on Juniata Valley's current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this "forward looking" information. Juniata Valley undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise. Many factors could affect future financial results including, without limitation, the current disruptions in the financial and credit markets, changes in interest rates and their impact on the level of deposits, loan demand and value of loan collateral, increased competition from other financial institutions, market value deterioration in the financial services sector, FDIC deposit insurance premiums, governmental monetary policy, legislation and changes in banking regulations, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions. For a more complete discussion of certain risks and uncertainties affecting Juniata Valley, please see the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" set forth in the Juniata Valley's filings with the Securities and Exchange Commission.

Chairman of the Board of DirectorsPhilip E. Gingerich, Jr.

President and Chief Executive OfficerMarcie A. Barber

Capable Committed Connected Caring

2010 - A year of change ^ Key Personnel^ Core Processing System^ Tactical Strategy

Key Personnel

2010 - A year of change ^ Key Personnel^ Core Processing System^ Tactical Strategy

Joe E. Benner Joe E. Benner Director of Juniata Valley Financial Corp and The Juniata Valley Bank since 1996.Committees Served:Audit TrustPersonnel and CompensationNominatingLoanRetirement February 2011 Committed

Marshall L. Hartman President & C.E.O. - Lewistown Trust Company 1977 - 1997 Director of Juniata Valley Financial Corp and The Juniata Valley Bank from 1998 - 2010 Committees Served:Trust Asset/LiabilityNominatingLoanAudit Committed

Committed Francis J. Evanitsky ^ Chief Executive Officer 2000 - 2010^ President 1998- 2010^ Director 1998 -

Core Processing System

After the Change…. Who are We?

Committed
Caring
Connected
Capable

- Committed
  - To Improving our "system"
    - Front line delivery
    - Back room efficiencies
    - Information expansion
    - To enhancing the value of the franchise
- Caring
  - For our customers, our community and each other
    - Caring to be excellent
- Capable
  - Striving for excellence through education and experience
  - Unique and effective mix of long-tenured employees , seasoned professionals and new blood.
- Connected
  - To our past through commitment to the same mission.
  - To our customers, shareholders and communities.

Strategic Direction

Strategic Plan 2008-2010

Strategic Plan 2010-2012


Create Shareholder Value Through Total Return
Financial Performance
Balance Sheet Mix & Margin
Grow Non-interest Income
Capital Management
Operating Expense Efficiency
Human Element
Train and Empower
Recruit , Retain & Energize The Right People
Organizational Structure
Performance Compensation
Recognition
Customer Experience
Ease of Doing Business
Proactive Efforts
Service Standards
Up to Date Delivery Channels
Asset Growth And Expansion
Acquisition & Geographic Expansion
Identify Brand Market to Customer Community & Shareholders
Line of Business Integration
Targeted Segments
Risk Management
Dinosaur
Compliance
Credit
Operational

Risk Management Dinosaur Compliance Credit Operational

Capable & Committed Capable & Committed

Underlying Strengths Financial Performance Capital LevelsAsset QualityManagement Strategic Direction

Chief Financial OfficerJoAnn McMinn

Strength in Financial Performance

Juniata Valley Financial Corp. Juniata Valley Financial Corp.

For Performance Comparisons Most Direct Local Competitors "Selected Local Peers" FMFP - First Community Financial Corp.KISB - Kish BancorpMPB - Mid Penn BancorpMIFF - Mifflinburg B&TNUBC - Northumberland BancorpORRF - Orrstown Financial ServicesFNB - FNB of PennsylvaniaGroup of 7 Broad Group of Similar Sized Banking Organizations All Commercial Banking Organizations within the state of Pennsylvania whose Asset Sizes are between $300 million and $1 Billion.Group of 67

Five Year Performance Comparison Return on Average Assets Return on Average Assets Return on Average Assets

Five Year Performance Comparison Return on Average Equity Return on Average Equity Return on Average Equity

Five Year Performance Comparison Net Interest Margin Net Interest Margin Net Interest Margin

Five Year Performance Comparison Loan Loss Provision as % of Average Assets Loan Loss Provision as % of Average Assets Loan Loss Provision as % of Average Assets

Five Year Performance Comparison Non-Interest Income as % Average Assets (excludes security transaction gains/losses and impairment charges) (excludes security transaction gains/losses and impairment charges) (excludes security transaction gains/losses and impairment charges) (excludes security transaction gains/losses and impairment charges)

Five Year Performance Comparison Non-Interest Expense as % Average Assets Non-Interest Expense as % Average Assets Non-Interest Expense as % Average Assets

Five Year Performance Comparison Efficiency Ratio Efficiency Ratio Efficiency Ratio

Quarterly Net Income Results Quarterly Net Income Results

2011 Q1 Performance Highlights (in thousands) (in thousands) (in thousands)

2011 Q1 Performance Highlights 2011 Q1 Performance Highlights

Strength in Capital

Five Year Performance Comparison Risk Based Capital Ratio (well capitalized minimum = 10%) Risk Based Capital Ratio (well capitalized minimum = 10%) Risk Based Capital Ratio (well capitalized minimum = 10%)

Historical Regular Dividend Activity Historical Regular Dividend Activity Historical Regular Dividend Activity

Stockholder Total Return - 5 Year Assumptions Investment made on 12/31/2005Selected Local PeersFMFP - First Community Financial Corp.KISB - Kish BancorpMPB - Mid Penn BancorpMIFF - Mifflinburg B&TNUBC - Northumberland BancorpORRF - Orrstown Financial ServicesFNB - FNB of Pennsylvania Definition Total return of a security over a period, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-date of the dividend.

Asset QualityBalance Sheet Stability

(CHART) Average Deposits (CHART) (CHART) Average Loans Average Assets Balance Sheet Growth (5 Years Historical and 1st Quarter 2011)

Credit Quality Statistics Like most banks, Juniata Valley has been experiencing some increases in non-performing assets.Definition of Non-Performing AssetLoan that has been placed in non-accrual status.Loan that is accruing but is more than 90 days delinquent in scheduled payments.Performing loan that is a troubled-debt restructure.Properties owned by the Bank as a result of loan foreclosures (Other Real Estate Owned - OREO).

Credit Quality Statistics (CHART) (CHART)

Five Year Performance Comparison Net Charge-Offs to Average Loans Net Charge-Offs to Average Loans Net Charge-Offs to Average Loans

Five Year Performance Comparison Non-Performing Assets as % of Assets (includes Non-Accrual, OREO and 90 Day Delinquencies still Accruing) (includes Non-Accrual, OREO and 90 Day Delinquencies still Accruing) (includes Non-Accrual, OREO and 90 Day Delinquencies still Accruing) (includes Non-Accrual, OREO and 90 Day Delinquencies still Accruing)

Strength of Management

Board of Directors Experienced - Skilled - CommittedSenior Management Diverse - Committed - CapableMiddle Management Caring - Connected

Strength in FocusStrategic Direction

Anytime.....
….Anywhere…


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- Committed to the Future
  - Investing in our people
    - Training and development
  - Investing in our infrastructure
    - Core Processing
  - Investing in our customers
    - Holistic delivery
  - Investing in our products
    - Mobile Banking
    - Premiere Home Equity Line

Committed to the Future.... Committed to the Future....

Our Opportunity - Financial Performance Capital LevelsAsset QualityManagement Strategic Direction